===============================================================================

THE STRONG
SCHAFER BALANCED FUND


SEMI-ANNUAL REPORT o MARCH 31, 1998




                    [PHOTO OF FAMILY WALKING DOWN STEPS]


                              [STRONG LOGO]
                              STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.

-------------------------------------------------------------------------------
                                        [PICTURE OF FOLDER LABELED INVESTMENTS]
1. HAVE A PLAN. Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

-------------------------------------------------------------------------------



                                                             [PICTURE OF CLOCK]
2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

-------------------------------------------------------------------------------
                                [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION]
3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

-------------------------------------------------------------------------------
                                           [PICTURE OF MEMO REMINDER TO INVEST]
4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

-------------------------------------------------------------------------------
                                              [PICTURE OF GRAPH SLOPING UPWARD]
5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

-------------------------------------------------------------------------------
             [PICTURE OF PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]
6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

-------------------------------------------------------------------------------
                                                       [PICTURE OF DOLLAR SIGN]
7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

-------------------------------------------------------------------------------
                                                  [PICTURE OF MAGNIFYING GLASS]
8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

===============================================================================
THE STRONG
SCHAFER BALANCED FUND

SEMI-ANNUAL REPORT o MARCH 31, 1998



                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Schafer Balanced Fund.........................................2

FINANCIAL INFORMATION
     Schedule of Investments..................................................5
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statement of Changes in Net Assets.......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

THE STRONG SCHAFER BALANCED FUND



WE INVEST IN INVESTMENT-GRADE BONDS AND PICK STOCKS, ONE AT A TIME, BASED ON OUR "BOTTOM-UP" INVESTMENT APPROACH.


The Strong Schafer Balanced Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in large-capitalization stocks and investment-grade bonds.

PERFORMANCE SUMMARY
The period from December 31, 1997 to March 31, 1998 marked the first quarter of operations for the Strong Schafer Balanced Fund. For the quarter, the Fund gained 4.31% versus an increase of 8.97% for its benchmark index, the 60/40 Balanced Index.* The return differential came predominantly from the performance of the equity portfolio versus the S&P 500, as the market got off to a quicker start this year than the Fund. While the Fund's equity performance lagged during this interim period, we continue to pick stocks utilizing our time-tested, low-P/E style of investing which we believe will generate a positive return for our investors.

We keep the equity and fixed income portions of the Strong Schafer Balanced Fund essentially fully invested at all times and do not try to "time" or predict the short-term fluctuations of the stock or bond market. We invest in investment-grade bonds and pick stocks, one at a time, based on our "bottom-up" investment approach.

STOCK MARKET STRONG FOR SELECTED SEGMENTS
Strong, but opposing, influences impacted the financial markets over the past quarter. The economy of the U.S. continued to experience very low unemployment and inflation, exerting upward pressure on many stocks. At the same time, many Asian economies saw their track record of rapid growth come to a halt, hurting the segment of the U.S. market that had exposure to that region.

In the confusion created by the mixed conditions, many investors gravitated towards companies with predominantly U.S. operations that have historically done well in strong economies. On the other hand, companies with an exposure to Asia, whether real or perceived, tended to underperform the S&P 500, sometimes even declining in price. Many quality small- and mid-cap stocks, not enjoying a familiarity with investors that can be so helpful to a stock's performance in uncertain times, failed to match the return of the S&P 500.

THE FUND'S POSITIONING
As Asian economies weakened, many U.S. manufacturers of heavy equipment saw their orders from that region dry up. This negatively affected the prices of the Fund's holdings, such as Harnischfeger and Cummins Engine, in the heavy equipment industry. The decline in oil prices, to a 10-year low in March, hurt the performance of all of the energy-related companies in the portfolio. On the positive side, the low interest rates and mild winter weather experienced in the U.S. gave construction and automotive-related companies unseasonably strong results. The Fund holds Lafarge Corporation, Ford, Goodyear Tire & Rubber and Borg-Warner Automotive in these industries.

OUTLOOK
We believe that the historically high valuation of the stock market makes this an ideal time for the application of our disciplined equity investment process combined with a position in investment-grade fixed income securities. Our investment style, coupled with this hot market, has created a portfolio that is more inexpensive than usual, on a P/E basis, relative to the S&P 500. We continue to seek out stocks with P/E multiples less than that of the S&P 500 with projected two-to-three-year earnings growth greater than the S&P 500.

We also give the stocks in our portfolio equal initial weightings. Our disciplined process of buying and selling has allowed us to keep our turnover of securities within the fund relatively low.

The table on the following page shows the positive valuation comparison that our equity portfolio enjoys versus the S&P 500. The average stock held in the Strong Schafer Balanced Fund has a price/earnings ratio of 12.9 times 1999 estimated earnings, well below that of the S&P 500 at 21.8 times consensus earnings projections. Furthermore, we estimate that the average stock in our portfolio will grow earnings per share at a rate of 10.8% in 1998 and 15.4% in 1999 versus consensus estimates of less than 7%, in both years, for the S&P 500.

[PHOTO OF DAVID K. SCHAFER]

Thank you for investing in the Strong Schafer Balanced Fund. We appreciate your confidence in our investment approach.



Sincerely,


/s/ David K. Schafer

David K. Schafer
Portfolio Manager





===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                             From 12-31-97 to 3-31-98

[GRAPH]
               THE STRONG SCHAFER             S&P 500
                 BALANCED FUND                Index*
12-97                10,000                  10,000
1-98                  9,760                  10,111
2-98                 10,160                  10,840
3-98                 10,431                  11,395

 This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index ("S&P 500"). Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares in the Fund.
===============================================================================


                                                ===============================
                                                        TOTAL RETURNS(1)
                                                         As of 3-31-98
                                                ===============================
                                                     SINCE INCEPTION      4.31%
                                                       (on 12-31-97)
                                                ===============================
-------------------------------------------------------------------------------
* The 60/40 Balanced Index is comprised of 60% S&P 500 Stock Index and 40% Lehman Brothers Intermediate Government Bond Index. The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index generally representative of government securities with maturities of 1-10 years. Source of the index data is Standard & Poor's Micropal.

1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends.



=========================================================================================================
 PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS  OF 4-20-98 (UNAUDITED)
=========================================================================================================
SECURITY                 CLOSING PRICE             EARNINGS PER SHARE                PRICE/EARNINGS RATIO
 ...                        (4-20-98)         1997A       1998E          1999E         1998E       1999E
Philip Services             9  7/16          0.90          1.15          1.40          8.2          6.7
 ........................................................................................................
KLM Royal Dutch Air        42  5/8           -NA-          4.27          5.20         10.0          8.2
 ........................................................................................................
New Holland                26  3/4           2.60          2.85          3.10          9.4          8.6
 ........................................................................................................
Ford Motor                 48  9/16          5.35          5.45          5.50          8.9          8.8
 ........................................................................................................
Cummins Engine             52  7/16          5.50          5.25          5.60         10.0          9.4
 ........................................................................................................
Harman International       39  1/2           2.90          3.35          4.15         11.8          9.5
 ........................................................................................................
R&B Falcon Drilling        30  3/4           1.52          2.05          3.25         15.0          9.5
 ........................................................................................................
UCAR International         33  1/4           3.07          3.25          3.50         10.2          9.5
 ........................................................................................................
Cleveland.Cliffs           56  3/8           4.05          4.90          5.75         11.5          9.8
 ........................................................................................................
Partner Re Ltd             51  5/16          4.37          4.50          4.80         11.4         10.7
 ........................................................................................................
Arrow Electronics          27  1/8           2.05          2.05          2.40         13.2         11.3
 ........................................................................................................
Ultramar Diamond           35  1/16          1.80          2.55          3.10         13.8         11.3
 ........................................................................................................
Borg Warner Auto           65  1/2           4.35          4.95          5.75         13.2         11.4
 ........................................................................................................
Diamond Offshore           46  7/16          1.96          3.00          4.05         15.5         11.5
 ........................................................................................................
Lafarge Corp               40                2.50          2.90          3.30         13.8         12.1
 ........................................................................................................
Owens Corning              43  7/8           3.00          2.85          3.60         15.4         12.2
 ........................................................................................................
Callaway Golf              28  7/8           1.85          1.95          2.35         14.8         12.3
 ........................................................................................................
Harnischfeger              30  5/8           2.90          1.40          2.50         21.9         12.3
 ........................................................................................................
Sun Company                42 11/16          2.90          3.10          3.45         13.8         12.4
 ........................................................................................................
Avnet                      60  1/2           4.23          4.20          4.80         14.4         12.6
 ........................................................................................................
Burlington Northern       101  3/8           5.95          7.15          8.05         14.2         12.6
 ........................................................................................................
Chase Manhattan           137                8.35          9.60         10.70         14.3         12.8
 ........................................................................................................
National Bank of Canada    30  7/10          1.80          2.20          2.40         14.0         12.8
 ........................................................................................................
Goodyear Tire & Rubber     72                4.75          5.10          5.60         14.1         12.9
 ........................................................................................................
W.R. Berkely               46  5/8           2.74          3.10          3.45         15.0         13.5
 ........................................................................................................
Old Republic International 46  5/8           3.15          3.10          3.40         15.0         13.7
 ........................................................................................................
Phillips NV                74 13/16          4.60          4.60          5.45         16.3         13.7
 ........................................................................................................
Southdown                  71  7/16          3.90          4.60          5.20         15.5         13.7
 ........................................................................................................
Armstrong World            89  3/8           5.22          5.75          6.35         15.5         14.1
 ........................................................................................................
NationsBank                78                4.28          4.60          5.55         17.0         14.1
 ........................................................................................................
IBP Corporation            22  1/4           1.24          1.30          1.55         17.1         14.4
 ........................................................................................................
Western Resources          40  5/16          2.45          2.65          2.80         15.2         14.4
 ........................................................................................................
Citicorp                  159  1/8           8.30          9.35         10.60         17.0         15.0
 ........................................................................................................
Boeing Company             53  1/4           1.05          2.00          3.50         26.6         15.2
 ........................................................................................................
Storage Technology         79 15/16          3.75          4.30          5.10         18.6         15.7
 ........................................................................................................
Phillips Petroleum         50  1/2           3.45          2.90          3.20         17.4         15.8
 ........................................................................................................
Bell Atlantic              95  1/8           3.17          5.45          6.00         17.5         15.9
 ........................................................................................................
Federal Express            73 15/16          3.50          3.88          4.50         19.1         16.4
 ........................................................................................................
Repsol                     55  3/8           2.75          3.00          3.30         18.5         16.8
 ........................................................................................................
GTE Corporation            60 15/16          2.93          3.10          3.50         19.7         17.4
 ........................................................................................................
Electronic Data Systems    43                1.85          2.15          2.45         20.0         17.6
 .........................................................................................................
May Department Stores      65  1/4           2.94          3.16          3.45         20.6          18.9
 .........................................................................................................
Mellon Bank                69  3/4           2.90          3.20          3.60         21.8          19.4
                                                                                      -------------------

STRONG SCHAFER BALANCED FUND
PORTFOLIO AVERAGES                                                                    15.3         12.9
S&P 500 INDEX             1,116.53          45.36         48.26         51.12         23.1         21.8
A=ACTUAL   E=ESTIMATE

4

SCHEDULE OF INVESTMENTS IN SECURITIES                MARCH 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
                                                       Shares or
                                                       Principal      Value
                                                        Amount      (Note 2)
------------------------------------------------------------------------------
COMMON STOCKS 57.8%
AEROSPACE & DEFENSE 1.4%
The Boeing Company                                        2,100      $ 109,462

AIRLINE 2.6%
FDX Corporation (b)                                       1,550        110,244
KLM Royal Dutch Airlines                                  2,500        101,563
                                                                    ----------
                                                                       211,807
AUTO & TRUCK PARTS 2.7%
Borg-Warner Automotive, Inc.                              1,700        109,013
The Goodyear Tire & Rubber Company                        1,400        106,050
                                                                     ---------
                                                                       215,063
AUTOMOBILE 1.3%
Ford Motor Company                                        1,650        106,940

BANK - MONEY CENTER 5.3%
The Chase Manhattan Corporation                             750        101,156
Citicorp                                                    750        106,500
National Bank of Canada                                   6,700        126,803
NationsBank Corporation                                   1,300         94,818
                                                                     ---------
                                                                       429,277
BANK - SUPER REGIONAL 1.3%
Mellon Bank Corporation                                   1,700        107,950

BROKERAGE & INVESTMENT MANAGEMENT 1.6%
Kansas City Southern Industries, Inc.                     2,900        127,600

COMPUTER PERIPHERAL EQUIPMENT 1.2%
Storage Technology Corporation (b)                        1,300         98,881

COMPUTER SERVICE 1.2%
Electronic Data Systems Corporation                       2,100
  96,337

ELECTRIC POWER 2.7%
Kansas City Power & Light Company                         3,700        116,550
Western Resources, Inc.                                   2,400        102,600
                                                                     ---------
                                                                       219,150
ELECTRONIC PARTS DISTRIBUTION 2.6%
Arrow Electronics, Inc. (b)                               3,750        101,484
Avnet, Inc.                                               1,800        103,612
                                                                     ---------
                                                                       205,096
FOOD 1.2%
IBP, Inc.                                                 4,400         98,725

HOUSING APPLIANCES & FURNISHINGS 2.6%
Harman International Industries, Inc.                     2,500        110,000
Philips Electronics NV ADR                                1,400        102,813
                                                                     ---------
                                                                       212,813
HOUSING RELATED 2.8%
Armstrong World Industries, Inc.                          1,200        103,875
Owens Corning                                             3,400        122,188
                                                                     ---------
                                                                       226,063
INSURANCE - PROPERTY & CASUALTY 3.9%
W.R. Berkley Corporation                                  2,300        108,963
Old Republic International Corporation                    2,200         97,488
PartnerRe, Ltd.                                           2,100        103,163
                                                                     ---------
                                                                       309,614
LEISURE PRODUCT 1.3%
Callaway Golf Company                                     3,500        101,500

MACHINERY - AGRICULTURE 1.3%
New Holland NV                                            3,650         99,462

MACHINERY - MISCELLANEOUS 1.4%
Harnischfeger Industries, Inc.                            3,400        116,237

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 1.1%
Cummins Engine Company, Inc.                              1,600         88,200

METALS & MINING 2.7%
Cleveland-Cliffs, Inc.                                    1,950        104,813
Lafarge Corporation                                       2,900        111,288
                                                                     ---------
                                                                       216,101
OIL - INTERNATIONAL INTEGRATED 1.4%
Repsol Sponsored ADR                                      2,200        111,925

OIL - NORTH AMERICAN INTEGRATED 4.0%
Phillips Petroleum Company                                2,300        114,856
Sun Company, Inc.                                         2,300         94,013
Ultramar Diamond Shamrock Corporation                     3,100        109,275
                                                                     ---------
                                                                       318,144
OIL WELL EQUIPMENT & SERVICE 3.0%
Diamond Offshore Drilling, Inc.                           2,600        117,975
R & B Falcon Corporation (b)                              4,300        127,387
                                                                     ---------
                                                                       245,362
POLLUTION CONTROL 1.3%
Philip Services Corporation (b)                           9,700        101,243

RAILROAD 1.2%
Burlington Northern Santa Fe Corporation                    950         98,800

RETAIL - DEPARTMENT STORE 1.2%
May Department Stores Company                             1,500         95,250

STEEL 0.9%
UCAR International, Inc. (b)                              2,400         75,300

TELECOMMUNICATION SERVICE 1.3%
Bell Atlantic Corporation                                 1,050        107,625


TELEPHONE 1.3%
GTE Corporation                                           1,700        101,788
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $4,303,006)                                4,651,715
------------------------------------------------------------------------------
UNITED STATES GOVERNMENT & AGENCY ISSUES 39.0%
United States Treasury Notes, 5.625%,
  Due 11/30/99                                       $  420,000        420,263
United States Treasury Notes, 6.50%, Due 8/31/01      2,325,000      2,383,853
United States Treasury Notes, 6.625%, Due 5/15/07       320,000        339,600
------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT & AGENCY ISSUES (COST $3,160,743)     3,143,716
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 2.8%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.27%          12,700         12,700
General Mills, Inc., 5.29%                               30,400         30,400
Johnson Controls, Inc., 5.29%                            78,200         78,200
Sara Lee Corporation, 5.29%                               4,800          4,800
Wisconsin Electric Power Company, 5.27%                  95,400         95,400
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $221,500)                           221,500
-----------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 99.6% (COST $7,685,249)              8,016,931
Other Assets & Liabilities, Net 0.4%                                    35,284
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $8,052,215
==============================================================================

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.


See notes to financial statements.
                                                                              5

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
March 31, 1998 (Unaudited)

ASSETS:
  Investments in Securities, at Market Value
  (Cost of $7,685,249)                                              $8,016,931
  Dividends and Interest Receivable                                     35,908
  Other Assets                                                          11,459
                                                                    ----------
  Total Assets                                                       8,064,298
ACCRUED OPERATING EXPENSES AND OTHER LIABILITIES                        12,083
                                                                    ----------
NET ASSETS                                                          $8,052,215
                                                                    ==========
NET ASSETS CONSIST OF:
 Capital Stock (par value and paid-in capital)                      $7,723,985
 Accumulated Net Investment Loss                                        (3,556)
 Undistributed Net Realized Gain                                           104
 Net Unrealized Appreciation                                           331,682
                                                                    ----------
 Net Assets                                                         $8,052,215
                                                                    ==========
Capital Shares Outstanding (Unlimited Number Authorized)               774,518
NET ASSET VALUE PER SHARE                                               $10.40
                                                                        ======

                      See notes to financial statements.

6

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Period Ended March 31, 1998 (Unaudited)

INCOME:
 Dividends                                                            $ 12,964
 Interest                                                               32,376
                                                                      --------
 Total Income                                                           45,340

EXPENSES:
 Investment Advisory Fees                                               12,857
 Custodian Fees                                                          3,563
 Shareholder Servicing Costs                                             2,864
 Professional Fees                                                       1,343
 Federal and State Registration Fees                                     3,498
 Other                                                                   1,458
                                                                       -------
 Total Expenses                                                         25,583
                                                                       -------
NET INVESTMENT INCOME                                                   19,757

REALIZED AND UNREALIZED GAIN:
 Net Realized Gain on Investments                                          104
 Change in Unrealized Appreciation/Depreciation on Investments         331,682
                                                                       -------
NET GAIN                                                               331,786
                                                                      --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $351,543
                                                                      ========

                      See notes to financial statements.
                                                                              7

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                 PERIOD ENDED
                                                                MARCH 31, 1998
                                                                  (UNAUDITED)
                                                                --------------
                                                                   (NOTE 1)

OPERATIONS:
   Net Investment Income                                            $   19,757
   Net Realized Gain                                                       104
   Change in Unrealized Appreciation/Depreciation                      331,682
                                                                    ----------
   Increase in Net Assets Resulting from Operations                    351,543
DISTRIBUTIONS:
   From Net Investment Income                                          (23,313)
                                                                    ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                         7,856,407
   Proceeds from Reinvestment of Dividends                              21,485
   Payment for Shares Redeemed                                        (653,907)
                                                                     ---------
   Increase in Net Assets from Capital Share Transactions            7,223,985
                                                                     ---------
TOTAL INCREASE IN NET ASSETS                                         7,552,215
NET ASSETS:
   Beginning of Period                                                 500,000
                                                                    ----------
   End of Period                                                    $8,052,215
                                                                    ==========
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                787,112
   Issued in Reinvestment of Dividends                                   2,064
   Redeemed                                                            (64,658)
                                                                      --------
   Net Increase                                                        724,518
                                                                     =========
                      See notes to financial statements.
8

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
March 31, 1998 (Unaudited)

1. ORGANIZATION
   Strong Schafer Balanced Fund is a diversified series of Strong Schafer Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund commenced operations on January 2, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked price, when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at March 31, 1998.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

      Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

  (E) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor") has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), purchased in a repurchase transaction be maintained in a segregated account with a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral transferred under each repurchase agreement to ensure the value of the collateral exceeds the amounts owed to the Fund under each repurchase agreement by at least 2%.
                                                                              9

-------------------------------------------------------------------------------
March 31, 1998 (Unaudited)

  (F) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  (G) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees and expenses are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under an agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at March 31, 1998 and unaffiliated directors' fees for the period then ended were $35 and $375, respectively. The Advisor owns 5.2% of the outstanding shares of the Fund at March 31, 1998.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases of U.S. government and Agency securities for the period ended March 31, 1998 were $3,164,387. The aggregate purchases and sales of other long term securities for the period ended March 31, 1998 were $4,412,632 and $109,729, respectively.

5. INCOME TAX INFORMATION
   At March 31, 1998, the cost of investments in securities for federal income tax purposes was $7,685,249. Net unrealized appreciation of securities was $331,682, consisting of gross unrealized appreciation and depreciation of $418,582 and $86,900, respectively.
10


FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
                                        SELECTED PER-SHARE DATA(a)
                ------------------------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT OPERATIONS               LESS DISTRIBUTIONS
                           -------------------------------------   --------------------------------
                                       Net Realized
                 Net Asset             and Unrealized   Total                                       Net Asset
                  Value,       Net        Gains         from      From Net   From Net                Value,
                 Beginning  Investment     on         Investment Investment  Realized     Total      End of
Period Ended    of Period    Income    Investments    Operations  Income     Gains    Distributions  Period
Mar. 31, 1998(b)  $10.00     $0.03       $0.40          $0.43    ($0.03)    ($0.00)      ($0.03)     $10.40


                                RATIOS AND SUPPLEMENTAL DATA
                  ------------------------------------------------------------------------

                            Net                Ratio of Net
                           Assets,        Ratio of       Investment                 Average
                           End of         Expenses        Income      Portfolio   Commission
                  Total    Period (In    to Average     to Average     Turnover       Rate
Period Ended      Return   Thousands)      Net Assets    Net Assets      Rate         Paid
Mar. 31, 1998(b)  +4.3%     $8,052            2.0%*          1.5%*        1.8%       $0.0634

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period December 31, 1997 (inception) to March 31, 1998 (Unaudited). Total return and portfolio turnover rate are not annualized.
                                                                            11

NOTES
--------------------------------------------------------------------------------
12

SHAREHOLDER PRIVILEGES*


--------------STRONG FUNDS [PICTURE OF TELEPHONE] 24-HOUR SERVICES-------------


TELEPHONE PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.

AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


    =======================================================================
    FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.
    =======================================================================

To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.

*Each Fund reserves the right to terminate or modify any of these privileges.

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.







                               [PICTURE OF TELEPHONE]
                           To order a free prospectus kit,
                                 CALL 1-800-368-1030

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                             discuss an existing account,
                              or conduct a transaction,
                                 CALL 1-800-368-3863
                                 -------------------

                                    If you are a
                               Financial Professional,
                                 CALL 1-800-368-1683

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                                    STRONG FUNDS
                     P.O. Box 2936 o Milwaukee, Wisconsin 53201
                      Strong Funds Distributors, Inc. 76622D98            98SBAL